UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2006

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6100 North Baker Road

Milwaukee, WI 53209

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (414) 352-4160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Executive Compensation. On January 12, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Actuant Corporation (the “Company”) granted stock options to its executive officers for fiscal 2006 as follows:

Name	Functional Area	Number of Stock Options
Robert C. Arzbaecher	Chief Executive Officer	75,000
Andrew G. Lampereur	Executive VP & CFO	18,750
Mark E. Goldstein	Executive VP-Tools & Supplies	21,250
William S. Blackmore	Executive VP-Engineered Solutions	18,750

In addition, the Committee granted restricted stock to an executive officer as follows:

Name	Functional Area	Number of Restricted Shares
Gustav H.P. Boel	Executive Vice President	1,800

Lastly, the Committee approved the following special bonuses to its executive officers related to integration efforts following the Company’s acquisitions in fiscal year 2005, which were paid on January 13, 2006:

Name	Functional Area	Bonus
Andrew G. Lampereur	Executive VP & CFO	$25,000
Mark E. Goldstein	Executive VP-Tools & Supplies	$25,000
William S. Blackmore	Executive VP-Engineered Solutions	$60,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUANT CORPORATION
(Registrant)

Date: January 18, 2006	By:	/s/ Andrew G. Lampereur
Andrew G. Lampereur
Executive Vice President and Chief Financial Officer